[GRAPHIC OMITTED: THE NOAH FUND LOGO]

1-800-794-6624
1-800-794-NOAH

Semiannual Report

April 30, 1999

Investment and Management Services
Polestar Management Company
Geewax Terker & Company

Custodian
First Union National Bank

Transfer, Dividend Disbursing
And Accounting Services Agent
Declaration Service Company

Auditors
Sanville & Company



June 1, 1999

Dear Fellow Shareholder:

Thank you for your confidence in and, therefore, investment in the NOAH FUND. We are fortunate to be able to announce the result of operations for the period ending April 30, 1999.

Since inception on May 17, 1996, the NOAH FUND has obtained a 137.59% total return, as of April 30, 1999.1

May 17, 1999 marked the NOAH FUND'S three-year anniversary. In its three years of operation, the NOAH FUND has increased 135.31%;1 annualized value since inception was up 33.01%,2 the FUND's one-year return was 43.00%. From January 1, 1999 to May 17, 1999, the NOAH FUND was up 8.18%.

Mutual Funds Magazine published an article in the June 1999 issue about NOAH FUND, entitled "Holy Growth Fund," which we are pleased to enclose. We look forward to receiving an overall star rating from Morningstar RatingTM, the mutual fund rating service, later on this month.

The NOAH FUND's sub-advisor, Geewax, Terker & Company, generally follows, for its clients, a philosophy of Long Term Large Cap Growth with Low Risk, while remaining fully invested. NOAH FUND is managed with the same philosophy. We are fortunate indeed to have Geewax, Terker & Company actively involved with the investment management of our NOAH FUND portfolio.

Your management company charges a 1% fee and is proud of its commitment of donating 10% of its 1% management fee to missions, discipleship and needs of the poor, as a charitable contribution. This past year World Vision, Inc., Campus Crusade for Christ International, Inc., Urban Family Council and the Salvation Army were recipients. Naturally, this comes from the management company NOT from the FUND so it has no effect on the monetary value of your investment.

We are grateful to be able to serve you and believe our Large Cap Low Risk Growth Stock strategy will continue to bring excellent results. We are happy to have you as an investor and hope to retain your confidence by producing such results over the long term with a modicum of risk.

We want you to know that you can check the NOAH FUND "NAV" (Net Asset Value) on a daily basis in several different ways. Each evening after 4:30 P.M. Eastern Time, you may call 1-800-794-NOAH. Or you may visit the NOAH FUND website: www.noahfund.com. The NOAH FUND ticker symbol is "NOAHX" so you can call your broker or use the Internet to find the NAV. There are now 600 of you so soon the NOAH FUND will be listed in the mutual fund table in the business section of most newspapers.

For those of you who did not invest as much as you could, we are disappointed that our excellent results did not fully benefit you. However, all is not lost. There is no time like the present to get involved even on a dollar cost averaging basis.3 If you have any questions, please call (610) 651-0460.

William L. Van Alen, Jr.
President
NOAH FUND


1 Past performance is, of course, no guarantee of future results. An investor's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Total return includes reinvestment of dividends during the period.

2 Annualized return is the average compounded rates of return since the fund's operation.

3 Dollar cost averaging is putting money in over a period of time in equal monthly installments. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.



The Noah Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 1999
-------------------------------------------------------------------
Assets:
Investments, at market (identified cost $5,127,394)      $6,733,221
Cash                                                          6,114
Receivables:
Dividends and interest                                        2,601
Fund shares sold                                            169,598
Deferred organization costs                                   3,604
                                                       ------------
Total assets                                              6,915,138
                                                       ------------
Liabilities:
Payables:
Fund shares purchased                                        12,040
Due to advisor                                                8,385
Accrued expenses                                             13,435
                                                       ------------
Total liabilities                                            33,860
                                                       ------------
Net Assets                                               $6,881,278
                                                       ============

Net Assets Consist of:
Common stock                                                   $300
Additional capital paid-in                                5,285,036
Undistributed net investment loss                           (35,212)
Accumulated realized gain on investments                     25,327
Net unrealized gain on investments                        1,605,827
                                                       ------------
Total Net Assets                                         $6,881,278
                                                       ============

Shares outstanding (500,000,000 shares of
$0.001 par value authorized)                                299,628

Net Asset Value, offering and redemption
price per share                                              $22.97
                                                       ============

See notes to financial statements.



The Noah Fund
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1999 (Unaudited)
-------------------------------------------------------------------
Investment Income:
Interest                                                     $1,933
Dividends                                                    10,366
                                                       ------------
Total investment income                                      12,299
                                                       ------------
Expenses:
Management fees                                              22,957
Administration fee                                            5,707
Accounting fee                                                5,087
Custodian fees                                                1,448
Amortization of organizational
expenses (Note 1)                                               876
Professional fees                                             8,566
Registration fees                                             7,199
Transfer agency fees                                          5,087
Reports to shareholders                                         721
Other                                                         3,535
                                                       ------------
Total expenses before fee waivers                            61,183

Waiver by Manager                                           (13,672)
                                                       ------------
Total expenses, net                                          47,511
                                                       ------------
Net investment loss                                         (35,212)
                                                       ------------
Realized & unrealized gain on investments:
Net realized gain on investments                             27,002
Net change in unrealized appreciation
on investments                                            1,149,681
                                                       ------------
                                                          1,176,683
                                                       ------------
Net increase in net assets resulting
from operations                                          $1,141,471
                                                       ============

See notes to financial statements.




The Noah Fund
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
                                             Six Months Ended
                                              April 30, 1999     Year Ended
                                                (Unaudited)   October 31, 1998
                                             --------------    --------------
Operations:
Net investment loss                                $(35,212)         $(14,744)
Net realized gain on investments                     27,002            68,147
Net change in unrealized appreciation on
investments                                       1,149,681           314,248
                                             --------------    --------------
Net increase in net assets resulting from
operations                                        1,141,471           367,651
                                             --------------    --------------
Distributions to shareholders from:
Net realized gains                                  (68,298)          (6,727)
                                             --------------    --------------
                                                    (68,298)          (6,727)
                                             --------------    --------------
Capital Share Transactions
Proceeds from shares sold                         3,419,487         1,662,691
Proceeds from shares issued to holders in
reinvestment of dividends                            66,275             6,727
Cost of shares redeemed                            (268,062)         (401,653)
                                             --------------    --------------
Net increase in net assets from Fund share
transactions                                      3,217,700         1,267,765
                                             --------------    --------------
Increase in net assets                            4,290,873         1,628,689

Net Assets:
Beginning of period                               2,590,405           961,716
                                             --------------    --------------
End of period                                    $6,881,278        $2,590,405
                                             ==============    ==============

See notes to financial statements.





The Noah Fund
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
                                                    Six Months Ended                                     May 17, 1996(1)
                                                    April 30, 1999    Year Ended        Year Ended           through
                                                     (Unaudited)   October 31, 1998   October 31, 1997   October 31, 1996
                                                      -----------   ---------------   ---------------      ---------
Net Asset Value--Beginning of Period                    $17.31             $13.23           $10.59            $10.00
                                                      --------           --------         --------          --------
Investment Operations:
Net investment income (loss)                             (0.12)             (0.10)(2)        (0.01)(2)          0.04
Net realized and unrealized gain on investments           6.22               4.27             2.69              0.55
                                                      --------           --------         --------          --------
Total from investment operations                          6.10               4.17             2.68              0.59
                                                      --------           --------         --------          --------
Distributions:
From net investment income                                  --                 --            (0.04)               --
From net realized capital gains                          (0.44)             (0.09)              --                --
                                                      --------           --------         --------          --------
Total distributions                                      (0.44)             (0.09)           (0.04)               --
                                                      --------           --------         --------          --------
Net Asset Value--End of Period                          $22.97             $17.31           $13.23            $10.59
                                                      ========           ========         ========          ========

Total Return                                             37.15%             31.65%           25.41%             5.90%(3)

Ratios/Supplemental Data
Net assets, end of period (in 000's)                    $6,881             $2,590             $961              $466
Ratio of expenses to average net assets(5)                2.06%(4)           1.75%            1.75%             1.42%(4)
Ratio of net investment income to average net assets     (1.53)%(4)         (0.86)%          (0.18)%            0.86%(4)
Portfolio turnover rate                                   9.60%             66.49%           27.07%            21.61%

(1) Commencement of operations.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Not annualized for the period May 17, 1996 through October 31, 1996.

(4) Annualized.

(5) Without expense waivers of $13,672, $51,285, $94,353 and $47,931 for the periods ending
    April 30, 1999, October 31, 1998, 1997 and 1996, respectively, the ratio of expenses to average net assets would have been 2.65%, 4.73%, 16.08% and 49.81% and the ratio of net investment
    (loss) to average net assets would have been (2.12)%, (3.85)%, (14.51)% and (47.52)%.

See notes to financial statements.




The Noah Fund
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 1999
--------------------------------------------------------------------
                                            Shares     Value (Note 1)
                                    --------------    --------------
COMMON STOCK--97.26%
Advertising--0.34%
Interpublic Group of Companies,
Inc.                                          300            $23,269
                                                      --------------
Banking--2.44%
Fifth Third Bancorp.                          700             50,181
First Tennessee National Corp.                800             34,500
Firstar Corp.                                 800             36,075
National Commerce Bankcorp.                   300              7,500
Northern Trust Corp.                          425             39,578
                                                      --------------
                                                             167,834
                                                      --------------
Broadcasting--1.19%
Comcast Corp.                                 200             82,109
                                                      --------------
Building Maintenance & Service--0.55%
Ecolab, Inc.                                1,250             37,744
                                                      --------------
Chemicals--0.32%
The Clorox Co.                              1,250             21,921
                                                      --------------
Computer Hardware--3.33%
Dell Computer Corp.*                        2,100             86,494
EMC Corp.*                                  4,400            114,385
Veritas Software Co.*                       1,000             28,400
                                                      --------------
                                                             229,279
                                                      --------------
Computer Services & Software--18.48%
America Online, Inc.*                       1,200            411,120
At Home Corp.*                                450             86,362
Computer Sciences Corp.*                    1,300             11,912
Comverse Technology, Inc.*                    800             60,598
Doubleclick, Inc.*                          1,800             55,925
Intuit, Inc.*                               1,250             25,837
Lycos, Inc.*                                  200             39,875
Microsoft Corp.*                              650            341,512
Network Appliance, Inc.*                      475             30,187
Oracle Corp.*                                 475             33,828
Yahoo, Inc.*                                  475            174,687
                                                      --------------
                                                           1,271,843
                                                      --------------
Computer Systems--2.86%
International Business Machines
Corp.                                         900            196,636
                                                      --------------
Cosmetics & Toiletries--1.37%
Gillette Co.                                  900             93,937
                                                      --------------
Diversified Conglomerates--4.79%
Berkshire Hathaway, Inc. - Cl B*            2,100            276,640
Danaher Corp.                               1,000             53,150
                                                      --------------
                                                             329,790
                                                      --------------
Electronic Equipment--4.79%
Applied Materials, Inc.*                    2,100             60,596
Intel Corp.                                 1,000            269,225
                                                      --------------
                                                             329,821
                                                      --------------
Financial Services--9.57%
Associates First Capital Corp.              1,200             53,175
Capital One Financial Corp.                   450             78,159
Citigroup, Inc.                             1,675            126,044
Fannie Mae                                  1,300             92,219
Federal Home Loan Mortgage Corp.            1,800            112,950
FINOVA Group, Inc.                            200              9,662
MBNA Corp.                                    650             18,322
Paychex, Inc.                                 800             40,850
Providian Financial Corp.                     475             61,305
Schwab (Charles) Corp.                        475             65,850
                                                      --------------
                                                             658,536
                                                      --------------
Food & Beverage--3.66%
Coca-Cola Co.                               1,600            108,800
Kroger Co.*                                 1,600             48,881
Safeway, Inc.*                              1,600             64,725
Sysco Corp.                                 1,000             29,688
                                                      --------------
                                                             252,094
                                                      --------------
Medical Products--0.62%
Guidant Corp.                                 400             42,950
                                                      --------------
Motorcycle Manufacturers--0.52%
Harley-Davidson, Inc.                         762             35,775
                                                      --------------
Office Equipment--1.02%
Pitney Bowes, Inc.                          3,075             69,938
                                                      --------------
Pharmaceuticals--10.08%
Abbott Laboratories                           700            123,273
Biogen, Inc.*                                 400             47,531
Cardinal Health, Inc.                       1,000             45,577
Lilly (Eli) & Co.                             400             44,175
Merck & Co.                                   400            198,808
Pfizer, Inc.                                1,000            142,678
Schering Plough Corp.                       1,240             91,794
                                                      --------------
                                                             693,836
                                                      --------------
Printing--0.72%
Lexmark International Group, Inc.*            800             49,400
                                                      --------------
Retail Stores--16.70%
Abercrombie & Fitch Co. - Cl A*             2,300             66,588
Amazon.Com, Inc.*                           2,300            120,444
BJ's Wholesale Club, Inc.*                  2,300             61,094
Costco Companies, Inc.*                     1,650            133,547
CVS Corp.                                   2,300             45,244
Dollar Tree Stores, Inc.*                   1,100             40,150
Family Dollar Stores, Inc.                  2,300              7,238
Gap, Inc.                                     925             61,570
Home Depot, Inc.                            2,500            149,844
Kohl's Corp.*                               1,100             39,863
Ross Stores, Inc.                             925             55,125
Staples, Inc.*                              2,500             92,250
TJX Cos., Inc.                                900             29,981
Wal Mart Stores, Inc.                       5,350            246,100
                                                      --------------
                                                           1,149,038
                                                      --------------
Telecommunications--13.91%
Adelphia Communications Corp.*              2,880              6,825
Alltel Corp.                                1,150             53,950
AT&T Corp.                                  2,350            100,344
Cisco Systems, Inc.*                        2,350            307,113
Cox Communications, Inc.*                     800             11,906
Lucent Technologies, Inc.                   1,150             69,144
MCI Worldcom, Inc.*                         2,350            276,150
SBC Communications, Inc.                    2,350            131,600
                                                      --------------
                                                             957,032
                                                      --------------
TOTAL COMMON STOCKS (Cost $5,086,955)                      6,692,782
                                                      --------------
MISCELLANEOUS ASSETS--0.59%
CoreFund (Cost $40,439)                    40,439             40,439
                                                      --------------
Total Investments (Cost
$5,127,394)--97.85%                                         6,733,221
                                                      --------------
Other Assets Less
Liabilities--2.15%                                           148,059
                                                      --------------
TOTAL NET ASSETS-100.00%                                  $6,881,280
                                                      ==============

*Non-income producing security.

See notes to financial statements.




The Noah Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 1999
--------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Noah Investment Group, Inc. (the "Company") was incorporated under the laws of the state of Maryland on December 16, 1992, and consists solely of The Noah Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The primary investment objective of the Fund is to seek capital appreciation consistent with the preservation of capital, as adjusted for inflation, and current income. The Fund will not invest in and may not acquire the securities of businesses that are engaged, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries or companies in the business of aborting life before birth. The Fund became effective with the Securities and Exchange Commission ("SEC") on May 10, 1996 and commenced operations on May 17, 1996.

The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $17,797, have been paid by the Manager and will be reimbursed by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. On December 12, 1996, one of the original stockholders redeemed his shares which consisted of 50 percent of the seed money. This stockholder's proceeds were reduced by 50 percent of the unamortized deferred organization asset ($15,756 at that time). The unamortized deferred organization asset was reduced to $7,878 after the adjustment. The adjusted balance will be amortized over the remaining amortization period, not to exceed sixty months from the Fund's commencement of operations.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to additional capital paid-in.

d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on a trade date basis. The Fund determines the gain or loss realized from the investment transactions utilizing an identified cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

                                              Six Months Ended
                                               April 30, 1999   Year Ended
                                                (Unaudited)  October 31, 1998
                                                ----------     -----------
Shares sold                                        158,674         102,577
Shares issued to holders in
reinvestment of dividends                            3,596             472
Shares redeemed                                    (12,303)        (26,084)
                                                ----------      ----------
Net Increase                                       149,967          76,965
                                                ==========      ==========

3. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended April 30, 1999, were as follows:

Purchases                                         $3,487,521
Sales                                                435,895

At April 30, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                      $1,676,914
(Depreciation)                                       (71,087)
                                                  ----------
Net appreciation on investments                   $1,605,827


At April 30, 1999, the cost of investments for federal income tax purposes was $5,127,394.

4. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into a Management Agreement with Polestar Management Company ("Manager"). Pursuant to its Management Agreement with the Fund, the Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

The Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.20% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated upon approval of the Board of Directors. Prior to February 1, 1999, the Manager agreed to reimburse its management fee and other expenses to the extent that total operating expenses exceeded the annual rate of 1.75%.

Geewax, Terker & Company serves as the Fund's sub-investment advisor. The Manager compensates the subadvisor under the terms of a sub-advisor agreement at a fee of $1.00 per annum until the average net assets of the Fund exceed $20,000,000. Upon reaching that level the sub-advisor will receive a monthly fee at the annual rate of 0.75% of the average daily net assets in excess of $20 million to $50 million; 0.50% of such assets in excess of $50 million to $100 million; and 0.35% of such assets in excess of $100 million.

Martin V. Miller, Esq., an Officer of the Fund, furnishes legal services to the Fund. For the six months ended April 30, 1999, the Fund incurred $6,085 for such services.

Certain directors and officers of the Fund are directors and officers of the Manager.